UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 6, 2012

XCEL BRANDS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-31553	76-0307819
(Commission File Number)	(IRS Employer Identification No.)

475 10th Avenue, 4th Floor, New York, NY	10018
(Address of Principal Executive Offices)	(Zip Code)

(347) 727-2474

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of Previous Independent Registered Public Accounting Firm.

i.	On September 6, 2012 the Company dismissed Rothstein Kass (“RK”) its independent registered public accounting firm. The Audit Committee of the Board of Directors of the Company approved such dismissal on September 6, 2012.

ii.	The Company’s Audit Committee of the Board of Directors participated in and approved the decision to change our independent registered public accounting firm.

iii.	RK’s reports on the financial statements of the Company for the period ended December 31, 2011 and the financial statements of the Isaac Mizrahi Business, a division of IM Ready-Made, LLC (“IM”), for the year ended December 31, 2010 and the period from January 1, 2011 to September 28, 2011 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

iv.	In connection with the audits of the financial statements of the Company for the period ended December 31, 2011 and the financial statements of IM for the year ended December 31, 2010 and the period from January 1, 2011 to September 28, 2011, and the subsequent interim period through September 6, 2012, there were no disagreements on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with RK’s opinion to the subject matter of the disagreement.

v.	In connection with the audited financial statements of the Company for the period ended December 31, 2011 and the financial statements of IM for the year ended December 31, 2010 and the period from January 1, 2011 to September 28, 2011, and the subsequent interim period through September 6, 2012, there have been no reportable events with the Company as set forth in Item 304(a)(1)(v) of Regulation S-K.

vi.	The Company provided RK with a copy of this Current Report on Form 8-K and requested that RK furnish it with a letter addressed to the SEC stating whether or not they agree with the above statements. The Company has received the requested letter from RK, and a copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	Engagement of New Independent Registered Public Accounting Firm.

i.	On September 6, 2012, the Audit Committee of the Board of Directors appointed J. H. Cohn LLP (“J.H. Cohn”) as the Company’s new independent registered public accounting firm. The decision to engage J.H. Cohn was approved by the Company’s Audit Committee of the Board of Directors on September 6, 2012.

ii.	Prior to September 6, 2012, the Company did not consult with J.H. Cohn regarding (1) the application of accounting principles to a specified transactions, (2) the type of audit opinion that might be rendered on the Company’s financial statements, (3) written or oral advice was provided that would be an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issues, or (4) any matter that was the subject of a disagreement between the Company and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit No. 16.1	Description Letter from Rothstein Kass dated September 11, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

XCEL BRANDS, INC.

By:	/s/ James F. Haran
Name: James F. Haran Title: Chief Financial Officer

Date: September 11, 2012